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                                THE UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 30, 2004


                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                   333-115122                 30-0183252
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(STATE OR OTHER JURISDICTION         (COMMISSION            (I.R.S. EMPLOYER
      OF INCORPORATION)              FILE NUMBER)           IDENTIFICATION NO.)


     383 Madison Avenue
     New York, New York                                            10l79
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   (ADDRESS OF PRINCIPAL                                         (ZIP CODE)
     EXECUTIVE OFFICES)


Registrants telephone number, including area code, is (212) 272-2000



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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

          1. Pooling and Servicing Agreement, dated as of July 1, 2004 among Structured Asset Mortgage Investments II Inc., as seller, Wells Fargo Bank, National Association as master servicer and securities administrator, EMC Mortgage Corporation and U.S. Bank National Association, as trustee.


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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                           STRUCTURED ASSET MORTGAGE
                                           INVESTMENTS II INC.


                                           By: /s/ Baron Silverstein
                                               ------------------------------
                                           Name:   Baron Silverstein
                                           Title:  Vice President

Dated: July 16, 2004


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                                  EXHIBIT INDEX


               ITEM 601 (A) OF         SEQUENTIALLY
    EXHIBIT    REGULATION S-K            NUMBERED
    NUMBER       EXHIBIT NO.            DESCRIPTION               PAGE
   ---------   ---------------         -------------            --------

       1             4             Pooling and Servicing           5
                                   Agreement